UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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NEPHROS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice Date: April 8, 2022

Nephros, Inc.

380 Lackawanna Place

South Orange, New Jersey 07079

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday, May 19, 2022

To Stockholders of Nephros, Inc.:

The Annual Meeting of Stockholders of Nephros, Inc., a Delaware corporation (the “Company”), will be held virtually and conducted live via webcast on Thursday, May 19, 2022 at 9:00 a.m., Eastern Time, for the following purposes, each of which is more fully described in the attached proxy statement:

●	Elect two directors to each serve a three-year term expiring in 2025;
●	Ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
●	Approve the compensation of the Company’s named executive officers on an advisory (non-binding) basis; and
●	Act upon such other matters as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 22, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the virtual Annual Meeting or any adjournment thereof.

Due to the ongoing COVID-19 pandemic, this year’s Annual Meeting will be held virtually and will be conducted live via webcast. You will be able to attend the virtual Annual Meeting online and submit your questions during the virtual Annual Meeting by visiting virtualshareholdermeeting.com/NEPH2022. You will also be able to vote your shares electronically at the virtual Annual Meeting.

We are excited to continue to utilize the latest technology to provide ready access, real-time communication and cost savings for our stockholders and the Company. We believe that hosting a virtual Annual Meeting will facilitate stockholder attendance and participation from any location in the world.

Whether or not you plan to attend the virtual Annual Meeting, please vote your shares by proxy. You may vote by proxy over the telephone or the Internet as instructed in the accompanying proxy statement. If you received a proxy card or voting instruction form by mail, you may submit your proxy card or voting instruction form by completing, signing, dating and mailing your proxy card or voting instruction form in the envelope provided. Any stockholder attending live via webcast may vote at the virtual Annual Meeting, even if you already returned a proxy card or voting instruction form or voted by proxy over the telephone or the Internet. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the virtual Annual Meeting, you must obtain a proxy issued in your name from that such broker, bank or other agent.

By Order of the Board of Directors

Andrew Astor
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2022:

The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available at http://materials.proxyvote.com/640671.

Nephros, Inc.

380 Lackawanna Place

South Orange, New Jersey 07079

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

THURSDAY, MAY 19, 2022

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors of Nephros, Inc. (the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually and live via webcast on Thursday, May 19, 2022 at 9:00 a.m., Eastern Time, including at any adjournments or postponements of the virtual Annual Meeting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this proxy statement by joining the webcast available at virtualshareholdermeeting.com/NEPH2022. You do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or voting instruction form, if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the telephone or the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 8, 2022 to our beneficial owners and stockholders of record who owned our common stock at the close of business on March 22, 2022. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

We will conduct the Annual Meeting virtually and live via webcast, which may be accessed at virtualshareholdermeeting.com/NEPH2022. It is important that you retain a copy of the control number found on your proxy card, voting instruction form or Notice, as such number will be required for you to gain access to the virtual Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in paper copy by mail or electronically over the Internet on an ongoing basis. A stockholder’s election to receive proxy materials in paper copy by mail or electronically over the Internet will remain in effect until such stockholder terminates its election.

Why did I receive a full set of proxy materials instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically over the Internet.

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You can choose to receive our future proxy materials electronically by visiting http://www.proxyvote.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting http://www.proxyvote.com, sending an electronic mail message to sendmaterial@proxyvote.com, or calling 1-800-579-1639.

The SEC has enacted rules that permit us to make available to stockholders electronic versions of the proxy materials even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the virtual Annual Meeting with respect to both our beneficial owners and stockholders of record.

Who can vote at the virtual Annual Meeting?

Only the holders of record of our common stock at the close of business on the record date, March 22, 2022, are entitled to notice of and to vote at the virtual Annual Meeting. On the record date, 10,312.151 shares of our common stock were outstanding. Stockholders are entitled to one vote for each share of common stock held on the record date.

Stockholder of Record: Shares Registered in Your Name

If, on March 22, 2022, your shares were registered directly in your name with our transfer agent, V Stock Transfer LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual Annual Meeting through virtualshareholdermeeting.com/NEPH2022 or vote by proxy prior to the virtual Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote your shares by proxy by completing, signing, dating and mailing your proxy card in the envelope provided, if you received paper copies of the proxy materials, or vote your shares by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on March 22, 2022, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting; however, since you are not the stockholder of record, you may not vote your shares online at the virtual Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are three matters scheduled for a vote:

(1)	Election of Andrew Astor and Alisa Lask as directors to each serve a three-year term expiring in 2025;

(2)	Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

(3)	Approval of the compensation of our named executive officers on an advisory (non-binding) basis.

What votes may I cast?

(1)	For the election of each director nominee, you may vote “For” or “Withhold” your vote.

(2)	For the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, you may vote “For” or “Against” or abstain from voting.

(3)	For the approval of the compensation of our named executive officers on an advisory (non-binding) basis, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

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Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the virtual Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote at that time even if you have already voted by proxy.

●	To vote in person, log in through virtualshareholdermeeting.com/NEPH2022. Please have available the 16-digit control number from the enclosed proxy card, if you received one, or from your Notice.

●	If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on May 18, 2022, to be counted.

●	To vote over the Internet, go to http://www.proxyvote.com. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on May 18, 2022, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. These costs will also apply to attendance at the virtual Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote by proxy is submitted to your broker, bank or other agent. Alternatively, you may vote by proxy by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 22, 2022. There is no cumulative voting for election of directors.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

(1)	“For” the election of each director nominee;

(2)	“For” the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

(3)	“For” the approval of the compensation of our named executive officers on an advisory (non-binding) basis.

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

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Who is paying for this proxy solicitation?

We will bear the cost of soliciting proxies. In addition to solicitation of proxies by mail, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 are available at: http://materials.proxyvote.com/640671.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

(1)	You may submit another properly completed proxy card with a later date.
(2)	You may submit a new proxy by telephone or Internet.
(3)	You may send a timely written notice that you are revoking your proxy to our President and Chief Executive Officer, Andrew Astor, at our principal executive offices, located at 380 Lackawanna Place, South Orange, New Jersey 07079.
(4)	You may attend the virtual Annual Meeting and vote at virtualshareholdermeeting.com/NEPH2022. Simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” votes and broker non-votes for the election of the director nominees; “For” and “Against” votes and abstentions for the auditor ratification; and “For” and “Against” votes and abstentions and broker non-votes for the advisory vote on compensation of our named executive officers.

Abstentions will be counted towards the vote total for the applicable proposals and will have the same effect as “Against” votes for these proposals. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other agent holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other agent holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other agent can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm is currently considered a routine matter. The election of directors and the advisory vote on compensation of our named executive officers are currently considered non-routine matters under the rules of the New York Stock Exchange.

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How many votes are needed to approve each proposal?

(1)	To elect Andy Astor and Alisa Lask as directors to each serve a three-year term expiring in 2025, the two director nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withhold” will affect the outcome.

(2)	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, this proposal must receive a “For” vote from the majority of shares present in person or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

(3)	The proposal to approve the compensation of our named executive officers, is an advisory (non-binding) vote, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Board of Directors and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the virtual Annual Meeting or represented by proxy. On the record date, there were 10,312,151 shares outstanding and entitled to vote. Thus, the holders of 5,156,077 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the virtual Annual Meeting. Votes withheld from any director nominee, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present in person or represented by proxy at the virtual Annual Meeting, or the chairman of the virtual Annual Meeting, may adjourn the virtual Annual Meeting to another date.

How can I find out the results of the voting at the virtual Annual Meeting?

Preliminary voting results will be announced at the virtual Annual Meeting. Final voting results will be published on a Current Report on Form 8-K, which we will file with the SEC within four business days of the virtual Annual Meeting.

What are “householding” rules and how do they affect me?

The SEC has adopted rules that permit companies and brokers, banks or other agents to satisfy the delivery requirements for proxy statements and annual reports, with respect to two or more stockholders sharing the same address and who do not participate in electronic delivery of proxy materials, by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers, bank and other agents may be “householding” our proxy materials. This means that only one copy of proxy materials may have been sent to multiple stockholders in a household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report from the other stockholder(s) sharing your address, please: (i) notify your broker, bank or other agent, (ii) direct your written request to Chief Executive Officer, 380 Lackawanna Place, South Orange, New Jersey 07079, or (iii) contact our Chief Executive Officer at 201-343-5202. We will undertake to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should notify their broker, bank or other agent, or contact our Chief Executive Officer at the above address or phone number.

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Why are you holding a virtual Annual Meeting?

Our Annual Meeting will be a virtual meeting that will be conducted live via webcast. We are excited to continue to utilize the latest technology to provide ready access, real-time communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will more efficiently facilitate full and equal stockholder attendance and participation from any location in the world. You will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies, but you will incur no costs of traveling to the meeting. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving us and our stockholders time and money, especially as physical attendance at meetings has fallen. We also believe that the online tools we have selected will increase stockholder communication. We are sensitive to concerns that virtual meetings may diminish the stockholder voice or reduce accountability of management. Accordingly, we have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us during the virtual Annual Meeting so they can ask questions of our Board of Directors or management.

How can I participate and ask questions at the virtual Annual Meeting?

We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would at an in-person meeting. In order to submit a question at the virtual Annual Meeting, you will need your 16-digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the virtual Annual Meeting and submit questions online. You will also be able to submit questions during the virtual Annual Meeting. We encourage you to submit any question that is relevant to the business of the virtual Annual Meeting. All appropriate questions asked during the virtual Annual Meeting will be read and addressed during the virtual Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of the Company are not pertinent to virtual Annual Meeting matters and, therefore, will not be answered. We will limit each stockholder to one question in order to allow us to answer questions from as many stockholders as possible. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the virtual Annual Meeting. We encourage stockholders to log into the webcast at least 15 minutes prior to the start of the virtual Annual Meeting to test their Internet connectivity. We want to be sure that all our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, so all members of our Board of Directors and executive officers are expected to join the virtual Annual Meeting and be available for questions.

What do I do if I have technical problems during the virtual Annual Meeting?

If you encounter any difficulties accessing the virtual Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting website log-in page.

If I can’t participate in the live Annual Meeting webcast, can I listen to it later?

An audio replay of the virtual Annual Meeting will be available as soon as practical on www.investors.nephros.com and will remain posted until our 2023 Annual Meeting.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the two director nominees named below will stand for election to serve until our annual meeting in 2025. If a director nominee cannot or will not serve as a director (which events are not anticipated), then your proxyholder (one of the individuals named on your proxy card) may vote your shares for a substitute nominee named by the Board of Directors in the discretion of the proxyholder.

Director Classes

Our Board of Directors (the “Board”) is currently composed of five directors and is divided into three classes. One class is elected each year to serve for a term of three years. Following the 2021 Annual Meeting, Malcom Persen resigned from his position on the Board, which resulted in the Board not having any Class II directors who would otherwise stand for election at the 2022 Annual Meeting. As a result, the Board has determined that Andrew Astor and Alisa Lask will be reclassified as Class II directors and stand for election at the 2022 Annual Meeting instead of the 2023 Annual Meeting. The business address for each director for matters regarding our company is 380 Lackawanna Place, South Orange, New Jersey 07079.

In connection with our September 2007 financing, we entered into an investor rights agreement with the investors pursuant to which we agreed to take such corporate actions as may be required, among other things, to entitle certain entities affiliated with Wexford Capital LP (“Wexford”), as successor to Lambda Investors LLC, (i) to nominate two individuals having reasonably appropriate experience and background to our Board to serve as directors until their respective successor(s) are elected and qualified, (ii) to nominate each successor to the Wexford nominees, provided that any successor will have reasonably appropriate experience and background, and (iii) to direct the removal from the Board of any director nominated under the foregoing clauses (i) or (ii). Under the investor rights agreement, we are required to convene meetings of the Board at least once every three months. If we fail to do so, a Wexford director will be empowered to convene such meeting. Arthur Amron is a current Wexford director, and the other Wexford director position is currently vacant.

Director Nominees

Biographical information regarding our director nominees is set forth below. Each of these nominees is presently serving on our Board and has served continuously as a member of our Board since the year indicated below.

Name	Age (as of 3/22/22)	Director Since	Business Experience for the Last Five Years
Class II Directors – Term expiring 2022

Andrew Astor	65	2007	Mr. Astor has served as our President and Chief Executive Officer since August 24, 2020. He previously served as our Chief Financial Officer (February 2017 to October 2020) and our Chief Operating Officer (December 2018 to August 2020). Prior to joining us, Mr. Astor was President and Chief Financial Officer at Open Source Consulting Group, a growth stage services firm. Previously, he was a Managing Director at Synechron, a global consulting organization, from 2013 to 2015. From 2009 to 2013, he served as Vice President at Asurion, a large, privately-held insurance company. Mr. Astor was co-founder of the software company EnterpriseDB and served as its CEO from 2004 to 2008. Mr. Astor was Vice President at webMethods, a software firm, from 2002 to 2004 and Vice President at Dun & Bradstreet from 1998 to 2001. Prior to 1998, Mr. Astor held various roles at American Management Systems, SHL/MCI Systemhouse, and Ernst & Young. Mr. Astor received his Bachelor of Arts in Mathematics from Clark University, and his M.B.A. from The Wharton School at the University of Pennsylvania. Among other experience, qualifications, attributes and skills, Mr. Astor’s extensive operational and business development experience led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Alisa Lask	51	2019	Ms. Lask was appointed to our Board in February 2019. She is currently a Vice President & General Manager at Galderma. She oversees the franchise of pharmaceutical, medical device injectable brands, and cosmeceutical skincare products. Previously, Ms. Lask was Senior Director of Global Strategic Marketing at Allergan, Vice President, Global Strategic Marketing at Zimmer Biomet, and spent ten years at Eli Lilly in a number of positions of increasing responsibility, with her final role as Director, Global Neuroscience. Ms. Lask received her M.B.A. from the University of Michigan in Marketing and her B.A. in Marketing from Miami University of Ohio. Among other experience, qualifications, attributes and skills, Ms. Lask’s depth of sales and marketing experience, which will be invaluable as we continue to grow our commercial operations, led our Board to conclude that she should serve as a director of our company in light of our business and structure.

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Continuing Directors

Biographical information regarding our continuing directors is set forth below. Each of these directors has served continuously as a member of our Board since the year indicated below.

Name	Age (as of 3/22/22)	Director Since	Business Experience for the Last Five Years
Class I Director Nominees – Term expiring 2024

Arthur H. Amron	65	2007	Mr. Amron has served as a director of our company since September 2007. Mr. Amron is a Partner of Wexford Capital LP, an SEC-registered investment advisor and serves as its General Counsel. Mr. Amron also actively participates in various private equity transactions, particularly in the bankruptcy and restructuring areas, and has served on the boards and creditors’ committees of a number of public and private companies in which Wexford has held investments. Mr. Amron has also served as a director of Mammoth Energy Service, Inc., a Nasdaq-listed company, since January 2019. From 1991 to 1994, Mr. Amron was an associate at Schulte Roth & Zabel LLP, specializing in corporate and bankruptcy law, and from 1984 to 1991, Mr. Amron was an associate at Debevoise & Plimpton LLP specializing in corporate litigation and bankruptcy law. Mr. Amron holds a J.D. from Harvard University, a B.A. in Political Theory from Colgate University and is a member of the New York Bar. Among other experience, qualifications, attributes and skills, Mr. Amron’s legal training and experience in the capital markets, as well as his experience serving on boards of directors of other public companies, led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Oliver Spandow	50	2018	Mr. Spandow was appointed to our Board in August 2018 and is currently the Chief Financial Officer, Executive Vice President and a member of the board of directors of IDOC, LLC, an optometry-based consulting and member service organization. Prior to IDOC, Mr. Spandow spent 15 years with Johnson and Johnson (J&J), including roles as the General Manager of the J&J Vision Care business in the United Kingdom and Ireland, Vice President of Strategic Accounts and Business Insights at Vistakon (J&J) USA, and Vice President, Finance and CFO of Vistakon (J&J) USA. While at J&J, in addition to general finance, sales and marketing roles, Mr. Spandow was involved with multiple acquisitions, divestment, and licensing deals. Prior to J&J, Mr. Spandow was a Management Consultant with Price Waterhouse. Mr. Spandow holds a B.S. in Finance from the University of Connecticut and an M.B.A. from the Fuqua School of Business, Duke University. Among other experience, qualifications, attributes and skills, Mr. Spandow’s experience with transactions and organization scale-up in the medical device space let our Board to conclude that he should serve as a director of our company in light of our business and structure.

Class III Directors – Term expiring 2023

Thomas Gwydir	57	2019	Mr. Gwydir was appointed to our Board in April 2019. He is currently the Chief Information Officer of the London Stock Exchange Group, a position he has held since October 2017. Previously, he was the Chief Information Officer and Chief Technology Officer of MSCI, Inc., a New York Stock Exchange listed company, from February 2015 through October 2017, and the Managing Director, Head of Engineering – Platform Services at UBS, a New York Stock Exchange listed company, from February 2013 through January 2015. He also held various positions at Asurion from May 2005 through November 2012. Mr. Gwydir holds a Bachelor of Science in Industrial Engineering from Columbia University. Among other experience, qualifications, attributes and skills, Mr. Gwydir’s extensive operations and technology background led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Vote Required

Directors will be elected by plurality vote, and no minimum vote is required for the director nominees to be elected. The two director nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Stockholders do not have cumulative voting rights. Your vote may be cast “For” or “Withheld” from any individual director nominee.

Our Board of Directors has unanimously approved and recommends that stockholders vote “FOR”

the election of each of Mr. Andrew Astor and Ms. Alisa Lask as Class II director.

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PROPOSAL NO. 2 —

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Baker Tilly US, LLP (“Baker Tilly”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The Board has ratified this appointment and recommends that the stockholders also ratify this appointment. If the appointment of Baker Tilly is not ratified by the stockholders, the Audit Committee will reconsider, but might not change, its decision to appoint Baker Tilly.

Baker Tilly was appointed as the Company’s independent registered public accounting firm following Baker Tilly’s combination with Moody, Famiglietti and Andronico, LLP (“MFA”), on December 2, 2021. MFA audited our financial statements from 2015 to 2021. During the years ended December 31, 2020 and 2019, and during the interim period from the end of the most recently completed fiscal year through December 2, 2021, the date of MFA’s resignation, there were no disagreements with MFA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MFA would have caused it to make reference to such disagreement in its reports.

Baker Tilly has advised us that it does not have, and has not had, any direct or indirect financial interest in our company in any capacity other than that of serving as independent registered public accounting firm. Representatives of Baker Tilly are expected to attend the virtual Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions.

Summary of Auditor Fees and Pre-Approval Policy

In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by our independent registered public accounting firm. Although the Audit Committee does not have formal pre-approval policies and procedures in place, it pre-approved all of the services performed by Baker Tilly and MFA during 2021 and 2020.

Audit Fees

Fees billed for audit services by Baker Tilly for the year ended December 31, 2021 totaled approximately $0. Fees billed for audit services by MFA for the years ended December 31, 2021 and December 31, 2020 totaled approximately $209,213 and $145,500, respectively, in connection with the interim reviews, the year-end audit, and consents for registration statements.

Audit-Related Fees

No audit-related services were provided by Baker Tilly or MFA for the year ended December 31, 2021 . MFA provided $30,000 of audit-related fee related to comfort letters during the year ended December 31, 2020.

Tax Fees

No tax services were provided by Baker Tilly or MFA for the year ended December 31, 2021 or 2020.

All Other Fees

We did not engage Baker Tilly or MFA to provide any other services during the years ended December 31, 2021 and 2020.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal will constitute ratification of the appointment of Baker Tilly. Abstentions will have the same effect as a vote against this proposal, but broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors has unanimously approved and recommends the stockholders vote “FOR”

the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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PROPOSAL NO. 3 —

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement under “Compensation Matters,” and in the tabular and accompanying narrative disclosure regarding named executive officer compensation.

As required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders are entitled to vote at the virtual Annual Meeting to approve the compensation of our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, at least once every three years. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation at our annual meeting in 2020, we have determined to hold advisory votes on the compensation of our named executive officers once every year.

Our executive compensation arrangements are designed to enhance stockholder value on an annual and long-term basis. Through the use of base pay as well as annual and long-term incentives, we seek to compensate our named executive officers for their contributions to our profitability and success. Please read “Compensation Matters” beginning on page 18 of this proxy statement for additional details about our executive compensation arrangements, including information about the fiscal year 2021 compensation of our named executive officers. We are asking our stockholders to indicate their support for our compensation arrangements as described in this proxy statement.

For the reasons discussed above, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K under the heading “Compensation Matters”, including the compensation tables and narrative discussion, is hereby APPROVED.”

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal will constitute advisory approval of our named executive officer compensation. However, this approval is only advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Board of Directors and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Our Board of Directors has unanimously approved and recommends a vote “FOR”

the approval of the compensation of our named executive officers as disclosed in this proxy statement.

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CORPORATE GOVERNANCE

Board of Director Meetings

Our business is under the general oversight of the Board as provided by the Delaware General Corporation Law and our bylaws. During the year ended December 31, 2021, the Board held six meetings and took action by unanimous written consent in lieu of a meeting four times. Each person who was a director during 2021 attended at least 75% of the Board meetings and the meetings of the committees on which such director served that occurred during the time such director was on the Board or such committees.

Each of our directors is encouraged to be present at the annual meeting of our stockholders absent exigent circumstances that prevents such director’s attendance. Directors may participate in the meeting in person or electronically. One of our directors attended our annual meeting held in 2021.

Selection of Nominees for the Board of Directors

The Nominating and Corporate Governance Committee (the “Governance Committee”) is responsible for nominating individuals for election to the Board and for filling vacancies on the Board that might occur between annual meetings of the stockholders. The Governance Committee is also responsible for identifying, screening, and recommending candidates for prospective Board membership. When formulating its membership recommendations, the Governance Committee also considers any qualified candidate for an open Board position timely submitted by our stockholders in accordance with our established procedures.

The Governance Committee will evaluate and recommend candidates for membership on the Board consistent with certain criteria, including, but not limited to, personal qualities and characteristics, accomplishments, and reputation in the business community; financial, regulatory, and business experience; current knowledge and contacts in the industry in which we do business; ability and willingness to commit adequate time to Board and committee matters; fit of the individual’s skills with those of other directors and potential directors in building a Board that is effective and responsive to our needs; independence; and any other factors the Board deems relevant, including diversity of viewpoints, background, experience, and other demographics. In addition, prior to nominating a current director for re-election, the Board will consider and review such director’s Board and committee attendance and performance; length of Board service; experience, skills, and contributions that the current director brings to the Board; and independence.

To identify nominees, the Governance Committee will rely on personal contacts as well as its knowledge of persons in our industry. We have not previously used an independent search firm to identify nominees.

The Board will consider stockholder recommendations of candidates when the recommendations are properly submitted. Stockholder recommendations should be submitted to us pursuant to the procedures discussed in “Procedures For Security Holder Submission of Nominating Recommendations” which is available on our website at https://investors.nephros.com/corporate-governance/ by clicking on the link titled “Procedures for Security Holder Submission of Nominating Recommendations.” Written notice of any nomination must be timely delivered to Nephros, Inc., 380 Lackawanna Place, South Orange, New Jersey 07079, Attention: Board of Directors, c/o Chief Executive Officer.

The Governance Committee uses a variety of methods for identifying and evaluating non-incumbent candidates for director. The Governance Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board as well as the qualifications of candidates in light of these needs. The Governance Committee will solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including members of the Board, our management or a professional search firm. The evaluation of these candidates may be based solely upon information provided to the Governance Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Governance Committee deems appropriate, including the use of third parties to review candidates.

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Director Independence

Under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with the Company’s legal counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable Nasdaq listing standards as in effect from time to time.

Consistent with these considerations, the Board, following the determination of the Governance Committee, has affirmatively determined that the following directors are independent within the meaning of the applicable Nasdaq listing standards: Messrs. Spandow and Gwydir and Ms. Lask. In making this determination, the Board and the Governance Committee reviewed whether there were any relevant transactions or relationships between each director, nominee, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, and determined that there were none.

In making its determination as to the independence of the above-listed directors, the Board found that none of these directors had a material or other disqualifying relationship with the Company. Mr. Astor, the Company’s President and Chief Executive Officer, is not an independent director by virtue of his service as an officer of the Company and Mr. Amron is not an independent director as he is a partner of Wexford Capital LP, which, along with certain other Wexford-related entities, beneficially owned approximately 36% of our common stock as of March 22, 2022.

Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Governance Committee. These committees are each governed by a specific charter, each of which is available on our website at https://investors.nephros.com/corporate-governance/.

Audit Committee

The Audit Committee is composed of Oliver Spandow (Chairman), Thomas Gwydir, and Alisa Lask, none of whom is our employee. Each of Mr. Spandow, Mr. Gwydir, or Ms. Lask has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Audit Committee is to (i) oversee accounting, auditing, and financial reporting processes; (ii) ensure that our internal controls and procedures are designed to promote compliance with accounting standards and applicable laws and regulations; and (iii) appoint and evaluate the qualifications and independence of our independent registered public accounting firm. In 2021, the Audit Committee held four meetings and took action by written consent once.

The Board has determined that all Audit Committee members are financially literate under the Nasdaq listing standards. The Board also determined that Mr. Spandow qualifies as an “audit committee financial expert” as defined in the applicable SEC rules, based on his extensive experience previously outlined.

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Compensation Committee

The Compensation Committee is composed of Oliver Spandow and Alisa Lask, each of whom has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Compensation Committee is to (i) assist the Board in discharging its responsibilities with respect to the determination and review of our compensation plans, policies, and programs, including compensation of our directors and executive officers; (ii) evaluate the performance of our executive officers; (iii) assist the Board in developing succession plans for executive officers; and (iv) administer our stock and incentive compensation plans and recommend changes in such plans to the Board as needed. The Compensation Committee establishes the compensation of our executive officers on an annual basis. The Compensation Committee held one meeting in 2021.

The Compensation Committee reviews and approves, on an annual basis, the corporate goals and objectives with respect to the compensation of our executive officers. The Compensation Committee evaluates, at least once a year, our executive officers’ performance in light of these established goals and objectives, and, based upon these evaluations, recommends to the full Board the annual compensation of such executive officers, including salary, bonus, incentive, and equity compensation. In reviewing and recommending the compensation of the executive officers, the Compensation Committee may consider the compensation awarded to officers of similarly situated companies, our performance, the individuals’ performance, compensation given to our executive officers in past years or any other fact that the Compensation Committee deems appropriate. The Chief Executive Officer does not participate in the discussions and processes concerning his own compensation and is not present during any discussions regarding his own compensation. The Compensation Committee also reviews and recommends to the full Board appropriate director compensation programs for service as directors and committee members. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate.

Governance Committee

The Governance Committee is composed of Thomas Gwydir and Alisa Lask, each of whom has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Governance Committee is to assist the Board in (i) identifying qualified individuals to become Board members; (ii) determining the composition of the Board and its committees; (iii) monitoring a process to assess Board effectiveness and in developing; and (iv) implementing our corporate procedures and policies. Further discussion of the Governance Committee’s role is above under “Selection of Nominees for the Board of Directors.” The Governance Committee held one meeting in 2021.

Board Leadership Structure and Oversight of Risk

The Board is responsible for providing oversight of our affairs. The Chairman of the Board, among other responsibilities, works with the Chief Executive Officer and the Board to prepare Board meeting agendas and schedules, acts as liaison to other members of the Board, and, in conjunction with our Chief Executive Officer, presides at Board meetings. There was no named Chairman of the Board during 2021.

As explained above, our Board of Directors has three committees—the Audit Committee, the Compensation Committee and the Governance Committee. Our Audit Committee is responsible for overseeing certain accounting-related aspects of our risk management processes while our full Board focuses on overall risk management. The Audit Committee and the full Board focus on what they believe to be the most significant risks facing us and our general risk management strategy, and also attempt to ensure, together with the Chief Executive Officer, that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our risk management, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities at the present time is an appropriate approach for addressing the risks facing our company and that our Board leadership structure supports this approach. We can offer no assurance that this structure, or any other structure, will be effective in all circumstances.

Stockholder Communication with the Board

Stockholders may communicate with the Board, members of particular committees or individual directors, by sending a letter to such persons in care of our Chief Executive Officer at our principal executive offices. The Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Executive Officer will submit the correspondence to the Board or to any committee or specific director to whom the correspondence is directed. Procedures for sending communications to the Board of Directors can be found on our website at https://investors.nephros.com/corporate-governance/ by clicking on the link titled “Procedures for Communicating with the Board.” Please note that all such communications must be accompanied by a statement of the type and amount of our securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

Code of Business Conduct and Code of Ethics

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) for our employees, officers and directors. The Code of Ethics is available free of charge on our website at https://investors.nephros.com/corporate-governance/. We intend to timely disclose any amendments to, or waivers from, our Code of Ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC or posting such amendment or waiver on our website.

Additionally, under our Insider Trading Policy, officers, directors and employees may not pledge or sell short Company stock, and they are further prohibited from engaging in hedging or buying or selling puts or calls with respect to Company securities.

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Executive Officers

Our current executive officers are Andrew Astor, who serves as our President, Chief Executive Officer and Chief Financial Officer, and Wesley Lobo, who serves as our Chief Marketing Officer. Mr. Astor’s biography may be found above in the section titled “PROPOSAL NO. 1 — ELECTION OF DIRECTORS.”

Mr. Lobo, age 45, joined the Company as its Chief Marketing Officer on February 16, 2021. Prior to joining us, Mr. Lobo served as Vice President of Marketing and New Product Development at Watts Water Technologies, a leader in plumbing, heating, and water quality products and services for residential, commercial, and general industrial markets, starting in March 2018. Prior to joining Watts, Mr. Lobo spent 20 years with Xylem and ITT Industries in commercial roles of increasing responsibility covering the domestic and international municipal, industrial, and commercial markets in sales, marketing, business development, strategy, and customer service. He holds a Bachelor of Science in Chemical Engineering from Lafayette College and a Master of Business Administration from the Duke University Fuqua School of Business. He is a certified Lean Six Sigma Black Belt and a graduate of the Xylem Executive Development Program.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our consolidated audited financial statements for fiscal year 2021 with management. The Audit Committee has discussed with Baker Tilly US, LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from Baker Tilly US, LLP required by the PCAOB regarding communications with the Audit Committee regarding independence, and has discussed with Baker Tilly US, LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the consolidated audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Submitted by:	The Audit Committee
Oliver Spandow, Chairman
Thomas Gwydir
Alisa Lask

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STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth the beneficial ownership of our common stock as of March 22, 2022, by (i) each person known to us to own beneficially more than five percent of our common stock, based on such persons’ or entities’ filings with the SEC; (ii) each director, director nominee and executive officer; and (iii) all directors and executive officers as a group. Except as otherwise provided, the address for each beneficial owner is c/o Nephros, Inc. 380 Lackawanna Place, South Orange, NJ 07079.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Wexford Entities (2)	3,681,531	35.8%
Pessin Group (3)	938,433	9.1%
Intelligent Fanatics Capital Management, LLC(4)	525,408	5.1%
Arthur H. Amron (5)	0	*
Andrew Astor (6)	295,583	2.8%
Thomas Gwydir (7)	37,729	* %
Alisa Lask (8)	27,338	*
Wesley S. Lobo (9)	35,168	*
Oliver Spandow (10)	45,483	*
All executive officers and directors as a group (6 individuals) (11)	520,969	8.6

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Applicable percentage ownership is based on 10,312,151 shares of common stock outstanding as of March 22, 2022, together with applicable options and warrants for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options and warrants exercisable on or within 60 days after March 22, 2022 are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options or warrants, but not for computing the percentage ownership of any other person.

(2)	Based on information provided in a Schedule 13D/A filed on October 26, 2020, as updated by information provided to us. The shares beneficially owned by the Wexford Entities may be deemed beneficially owned by (i) Wexford Capital LP, which is the controlling party of certain private investment funds and special purpose vehicles, (ii) Wexford GP LLC, which is the general partner of Wexford Capital LP, and/or (iii) Charles E. Davidson and Joseph M. Jacobs, each in his capacity as a managing member of Wexford GP LLC and certain private investment fund vehicles. The address of each of Wexford Capital LP, Wexford GP LLC, Mr. Davidson and Mr. Jacobs is c/o Wexford Capital LP, 777 South Flagler Drive, Suite 602 East, West Palm Beach, FL 33401. Includes 24,579 shares issuable upon exercise of options and 66,667 shares issuable upon exercise of warrants. Mr. Amron, a current director, is a partner and general counsel of Wexford Capital LP.

(3)	Based on information provided in a Schedule 13D/A filed on October 21, 2020. The shares beneficially owned by the Pessin Group are individually owned as follows: (i) Brian Pessin, 174,580 shares; (ii) Sandra F. Pessin, 489,435 shares; and (iii) Norman H. Pessin, 217,707 shares. Each of Brian Pessin, Sandra F. Pessin, and Norman H. Pessin have sole voting and dispositive power over the shares each individually owns. The address for Brian Pessin is 310 East 75th Street, Apt. 2A, New York, NY 10021. The address for Sandra F. Pessin and Norman H. Pessin is 366 Madison Avenue, 14th Floor, New York, NY 10017.

(4)	Based on information provided in a Schedule 13G filed on February 28, 2022. The address for Intelligent Fanatics Capital Management, LLC is 350 Rumford Road, Lititz, Pennsylvania 17543.

(5)	Mr. Amron’s address is c/o Wexford Capital LP, 411 West Putnam Avenue, Greenwich, CT 06830.

(6)	Include (i) 202,810 shares issuable upon the exercise of options; and (ii) 14,815 shares issuable upon exercise of warrants.

(7)	Includes (i) 22,116 shares issuable upon exercise of options; and (ii) 4,582 shares of unvested restricted stock.

(8)	Includes (i) 15,613 shares issuable upon exercise of options; and (ii) 4,582 shares of unvested restricted stock.

(9)	Includes 15,000 shares of unvested restricted stock.

(10)	Includes (i) 20,624 shares issuable upon exercise of options; and (ii) 4,582 shares of unvested restricted stock.

(11)	Includes (i) 286,894 shares issuable upon exercise of options; (ii) 14,815 shares upon exercise of warrants; and (iii) 28,746 shares of unvested restricted stock. See Footnotes 5-10 above.

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COMPENSATION MATTERS

Executive Compensation

The following table sets forth all compensation earned in the years ended December 31, 2021 and 2020 by our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards (1) ($)	All Other Compensation (2) ($)	Total ($)
Andrew Astor (3)	2021	325,000	43,875	-	167,099	9,750	545,724
President, Chief Executive Officer and Chief Financial Officer	2020	309,006	-	-	680,547	9,250	998,803

Wesley Lobo	2021	240,625	112,446	351,224	938,679	7,219	1,650,193
Chief Marketing Officer	2020	-	-	-	-	-	-

(1)	The amount reported is the aggregate grant date fair value of the options and restricted stock awards granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the option awards are set forth in Notes 2 and 17 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

(2)	Consists of employer matching SIMPLE IRA Plan contributions.

(3)	Mr. Astor has served as President and Chief Executive Officer since August 24, 2020 and, additionally, resumed his role as Chief Financial Officer on January 28, 2021. Previously, Mr. Astor served as Chief Financial Officer (from February 13, 2017 to November 6, 2020) and Chief Operating Officer (from December 13, 2018 to August 24, 2020).

(4)	Mr. Lobo has served as our Chief Marketing Officer since February 16, 2021.

Option and Restricted Stock Holdings and Fiscal Year-End Option and Restricted Stock Values

The following table shows information concerning unexercised options and unvested restricted stock awards outstanding as of December 31, 2021 for our named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2021

		Option Awards (2)				Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Restricted Stock that Have Not Vested (#)	Market Value of Shares of Restricted Stock that Have Not Vested ($)
Andrew Astor	02/13/2017	64,399	—	4.14	02/13/2027	—	—
Andrew Astor	05/01/2017	46,525	—	2.64	05/01/2027	—	—
Andrew Astor	12/20/2017	5,556	—	4.50	12/20/2027	—	—
Andrew Astor	12/19/2018	16,667	5,556	5.85	12/19/2028	—	—
Andrew Astor	12/16/2019	10,000	10,000	8.57	12/16/2029	—	—
Andrew Astor	08/24/2020	47,520	104,544	7.07	08/24/2030	—	—
Andrew Astor	12/14/2021	—	38,612	6.82	12/14/2031	—	—
Wesley Lobo	02/16/2021	—	—	—	—	40,557	351,223.62
Wesley Lobo	02/16/2021	—	114,178	8.66	02/16/2031	—	—
Wesley Lobo	09/01/2021	—	57,368	8.47	09/01/2031	—	—

(1)	For better understanding of this table, we have included an additional column showing the grant date of stock options.

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(2)	Stock options became or will become exercisable in accordance with the vesting schedule below:

Name	Grant Date	Vesting
Andrew Astor	02/13/2017	12.5% of the shares subject to the option vested on February 13, 2018; 37.5% of the shares subject to the option vest in twelve equal quarterly installments, with the first installment vesting three months following the first anniversary of the grant date; and 20% of the shares subject to the option vested upon approval of listing of our common stock on the Nasdaq Stock Market. The remaining 30% of the shares subject to the option vested on February 1, 2020 following our first completed fiscal year in which we exceeded certain revenue targets.

Andrew Astor	05/01/2017	12.5% of the shares subject to the option vested on May 1, 2018; 37.5% of the shares subject to the option vest in twelve equal quarterly installments, with the first installment vesting three months following the first anniversary of the grant date; and 20% of the shares subject to the option vested upon approval of listing of our common stock on the Nasdaq Stock Market. The remaining 30% of the shares subject to the option vested on February 1, 2020 following our first completed fiscal year in which we exceeded certain revenue targets.

Andrew Astor	12/20/2017	25% of the shares subject to the option vested on the first anniversary of the grant date, the remainder of the shares subject to the option vest therein after on a quarterly basis.

Andrew Astor	12/19/2018	25% of the shares subject to the option vested on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Andrew Astor	12/16/2019	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Andrew Astor	08/24/2020	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Andrew Astor	12/14/2021	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Wesley Lobo	02/16/2021	Includes (i) 20,557 shares of restricted stock for which the risk of forfeiture will lapse on the first anniversary of the grant date; and (ii) 20,000 shares of restricted stock for which the risk of forfeiture will lapse as to 5,000 shares on each of February 16, 2022, 2023, 2024 and 2025.

Wesley Lobo	02/16/2021	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Wesley Lobo	09/01/2021	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

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Employment and Change in Control Agreements

We have used employment agreements as a means to attract and retain executive officers. We believe that these agreements provide our executive officers with the assurance that their employment is a long-term arrangement and provide us with the assurance that the officers’ services will be available to us for the foreseeable future.

Agreements with Mr. Andrew Astor

On August 13, 2020, Mr. Astor was appointed President and Chief Executive Officer effective August 24, 2020. Pursuant to the terms of his current employment agreement (the “Astor Employment Agreement”), Mr. Astor receives an initial base salary of $325,000 and is eligible for an annual performance bonus targeted at 30% of his annualized base salary, based primarily on our performance and other performance objectives established by the Board. The Astor Employment Agreement also provides that if we terminate Mr. Astor without “cause” or Mr. Astor resigns for “good reason” (as defined in the Astor Employment Agreement), then Mr. Astor will be entitled to twelve months base salary and six months of health benefits.

The terms of Mr. Astor’s employment with us were previously set forth in a Letter Agreement dated as of February 10, 2017 (the “Letter Agreement”). Mr. Astor’s initial employment was part-time, but was increased to full time as of April 27, 2017. Pursuant to the Letter Agreement, Mr. Astor received an initial base salary of $10,000 per month, which was increased to base annual compensation to $250,000 on April 27, 2017. Immediately prior to his appointment as our President and Chief Financial Officer, Mr. Astor’s annual base salary was $300,000. Mr. Astor was also eligible for an annual performance bonus of up to 25% of his annualized base salary, based primarily on our performance.

Agreement with Mr. Wesley S. Lobo

On February 16, 2021, Mr. Lobo was appointed Chief Marketing Officer. Pursuant to the terms of a Letter Agreement dated as of November 30, 2020 (the “Lobo Letter Agreement”), Mr. Lobo receives an initial base salary of $275,000 and is eligible for an annual performance bonus targeted at 30% of his annualized base salary, based primarily on our performance and other performance objectives established by the Board. The Lobo Letter Agreement also provides that, following one year of employment, if we terminate Mr. Lobo without “cause” (as defined in the Lobo Letter Agreement), then Mr. Lobo will be entitled to three months base salary and health benefits. Following two or more years of employment, Mr. Lobo will be entitled to six months base salary and health benefits in the event we terminate Mr. Lobo without “cause.”

Change in Control Agreements

Although we do not currently have change in control agreements in place with any employees, our 2015 Equity Incentive Plan (the “2015 Plan”) provides that upon a change of control, as such term is defined in the 2015 Plan, unless the agreement granting an award provides otherwise, the administrator of the 2015 Plan may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2015 Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control; (iii) that the entity succeeding us by reason of such change of control, or the parent of such entity, must assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the administrator pursuant to the 2015 Plan) as of the effective date of any such change of control, cash in an amount equal to (1) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights, or (2) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

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Equity Compensation Plan Information

Our equity compensation plans as of December 31, 2021 consisted of the 2015 Plan and one other terminated equity plan, the Nephros, Inc. 2004 Stock Incentive Plan (the “Prior Plan”). The 2015 Plan and the Prior Plan were approved by our stockholders. All of our employees and directors were eligible to participate in the Prior Plan and are eligible to participate in the 2015 Plan. The Prior Plan has expired, and no further equity is granted under the Prior Plan.

The following table summarizes equity securities authorized for issuance to employees, consultants or members of our Board under our 2015 Plan and the Prior Plan as of December 31, 2021.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by our stockholders	1,426,510	$6.29	633,209
Equity compensation plans not approved by our stockholders	-	-	-
Total	1,426,510	$6.29	633,209

Retirement Plans

On January 1, 2017, we established a Savings Incentive Match Plan for Employees Individual Retirement Account (SIMPLE IRA), which covers all employees. The SIMPLE IRA Plan provides for voluntary employee contributions up to statutory IRA limitations. We match 100% of employee contributions to the SIMPLE IRA Plan, up to 3% of each employee’s salary. We contributed and expensed approximately $92,000 to this plan in 2021.

Director Compensation

For fiscal year 2021, our directors received a $20,000 annual retainer, $1,500 per meeting for each quarterly Board meeting attended and reimbursement for expenses incurred in connection with serving on our Board. The Chairman of our Audit Committee was paid a $10,000 annual retainer and $1,000 per meeting for meetings of the Audit Committee, with a maximum of eight meetings per year. Members of any Special Committee formed during fiscal year 2021 are also paid a $10,000 annual retainer and $1,000 per meeting. Director fees for 2021 were paid in restricted stock in lieu of cash payment on December 14, 2021.

We grant each non-employee director who first joins our Board, immediately upon such director joining our Board, the number of options equal to the product of 0.0011 multiplied by the total number of outstanding shares of our common stock on a fully-diluted basis. The exercise price per share is equal to the fair market value price per share of our common stock on the date of grant. We also grant annually to each non-employee director the number of options equal to the product of 0.0006 multiplied by the total number of outstanding shares of common stock of the company on a fully-diluted basis. The exercise price per share is equal to the fair market value price per share of our common stock on the date of grant. These non-employee director options vest in three equal installments on each of the date of grant and the first and second anniversaries thereof.

Our executive officers do not receive additional compensation for service as directors if any of them so serve.

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The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2021.

Non-Employee Director Compensation in Fiscal Year 2021

Name	Fees Earned or Paid in Cash	Restricted Stock Awards (1)(2)	Option Awards(3)(4)	Total
Arthur H. Amron(5)	$-	$31,249	$28,277	$59,526
Thomas Gwydir	$-	$31,249	$28,277	$59,526
Alisa Lask	$-	$31,249	$28,277	$59,526
Malcolm Persen	$-	$-	$-	$-
Oliver Spandow	$-	$37,026	$28,277	$65,303

(1)	Director fees for 2021 were paid in restricted stock in lieu of a cash payment. Payments of restricted stock were made on December 14, 2021.

(2)	As of December 31, 2021, none of our non-employee directors held unvested restricted stock.

(3)	The amount reported is the aggregate grant date fair value of the options granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of these awards are set forth in Notes 2 and 16 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. Payments of options were made on December 14, 2021.

(4)	As of December 31, 2021, Mr. Amron had 2,354 shares of common stock issuable upon exercise of vested options and 4,708 shares issuable upon exercise of unvested options; Mr. Gwydir had 19,833 shares of common stock issuable upon exercise of vested options and 9,274 shares issuable upon exercise of unvested options; Ms. Lask had 19,823 shares of common stock issuable upon exercise of vested options and 11,628 shares issuable upon exercise of unvested options; Mr. Persen had 25,731 shares of common stock issuable upon exercise of vested options; and Mr. Spandow had 24,833 shares of common stock issuable upon exercise of vested options and 9,274 shares issuable upon exercise of unvested options.

(5)	At the request of Mr. Amron, his options and director fees were directed to Wexford Capital LP.

Advisory Vote on Executive Compensation

Our Board recognizes the fundamental interest our stockholders have in the compensation of our executive officers. Based on an advisory vote of our stockholders at our 2021 Annual Meeting relating to the frequency of the advisory vote on the compensation of our named executive officers, our stockholders indicated their approval of the Board’s recommendation to hold a non-binding advisory vote on our executive compensation once every year.

At our 2021 Annual Meeting, approximately 94% of the votes cast, on an advisory basis, were voted in favor of the compensation of our named executive officers as disclosed in the compensation tables and related narrative disclosure in the proxy statement for the 2021 Annual Meeting. Based on the results of such advisory vote and our review of our compensation policies and decisions, we believe that our existing compensation policies and decisions are consistent with our compensation philosophy and objectives disclosed in the compensation tables and related narrative disclosure and adequately align the interests of our named executive officers with our long-term goals.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, since the beginning of our 2020 fiscal year, there have been no transactions or series of transactions to which we were a participant or will be a participant in which:

●	the amounts involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for our last two completed fiscal years; and

●	a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

On October 15, 2020, we entered into a stock purchase agreement with certain purchasers identified therein pursuant to which we agreed to sell, and the purchasers agreed to purchase 833,333 shares of the Company’s common stock, par value $0.001 per share, at a cash purchase price equal to $6.00 per share. The purchasers included Mr. Pessin and Ms. Pessin, who each purchased 50,000 shares, and Wexford Spectrum Trading Limited, a private investment fund controlled by Wexford Capital LP, who purchased 166,667 shares.

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Mr. Pessin and Ms. Pessin are part of the Pessin Group, which collectively holds approximately 9% of our common stock as of March 22, 2022.

As of March 22, 2022, the Wexford Entities are our largest stockholder and beneficially own approximately 36% of our outstanding common stock. The shares beneficially owned by the Wexford Entities may be deemed beneficially owned by (i) Wexford Capital LP, which is the manager or investment manager of certain Wexford Entities, (ii) Wexford GP LLC, which is the General Partner of Wexford Capital LP, and/or (iii) Charles E. Davidson and Joseph M. Jacobs, each in his capacity as a managing member of Wexford GP LLC and certain Wexford Entities. Arthur H. Amron, one of our directors, is a Partner and General Counsel of Wexford Capital LP. Paul A. Mieyal, a former director, was a Vice President of Wexford Capital LP. During 2021 and 2020, at the request of Mr. Amron and Dr. Mieyal, as applicable, fees and options in the aggregate amount of approximately $59,526 and $89,284, respectively, earned in respect of services they rendered to us were directed to Wexford Capital LP.

On February 1, 2022, Specialty Renal Products, Inc. (“SRP”), the Company’s majority-owned subsidiary, entered into a First Amendment to Series A Preferred Stock Purchase Agreement (the “Amendment”) with the holders of SRP’s outstanding shares of Series A Preferred Stock. The Amendment amended the terms of the Series A Preferred Stock Purchase Agreement, dated September 9, 2018, among SRP and the purchasers identified therein (the “SRP Purchase Agreement”), pursuant to which SRP had sold to such purchasers an aggregate of 600,000 shares of its Series A Preferred Stock at a price of $5.00 per share resulting in total gross proceeds of $3.0 million. The purpose of the Amendment was to permit SRP to sell up to an additional 100,003 shares of its Series A Preferred Stock at one or more closings to occur by February 28, 2022, and on the same terms and conditions as otherwise set forth in the SRP Purchase Agreement. Pursuant to the Amendment, on February 4, 2022, SRP conducted a closing in which it sold 100,003 shares of Series A Preferred Stock, resulting in gross proceeds of $500,015. The Company purchased 62,500 shares of SRP’s Series A Preferred at such closing and, as a result, maintained its 62.5% stock ownership position in SRP. The other purchasers at the February 4, 2022 closing included the Company’s Chief Executive Officer, Andrew Astor, who purchased 313 shares, and Lambda Investors LLC (“Lambda”), an affiliate of Wexford Capital, which beneficially owns approximately 36% of the Company’s common stock, which purchased 25,938 shares of SRP Series A Preferred Stock. Such purchases were made on the same terms as all other purchasers.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

Stockholders having proposals that they desire to present at next year’s annual meeting of our stockholders should, if they desire that such proposals be included in our proxy statement relating to such meeting, submit such proposals in time to be received by us not later than December 8, 2021, approximately 120 days prior to the one-year anniversary of the mailing of this Proxy Statement. Proposals should be mailed to the attention of our Chief Executive Officer at our principal executive offices, 380 Lackawanna Place, South Orange, New Jersey 07079. In order to avoid controversy, stockholders should submit any proposals by means, including electronic means, which permit them to prove the date of delivery. Also, to be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act and we direct your close attention to that rule.

In addition, Rule 14a-4 of the Exchange Act governs the use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in our proxy statement. With respect to our next annual meeting of stockholders, if we are not provided notice of a stockholder proposal prior to February 21, 2022, then we will be allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

The Board of Directors does not know of any other business matters that are to be presented for action at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named on the enclosed proxy have the discretionary authority to vote all proxies received with regard to those matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Dated April 8, 2022

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NEPHROS

NEPHROS, INC.
380 LACKAWANNA PLACE
SOUTH ORANGE, NJ 07079
ATTN: ANDREW ASTOR

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/18/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NEPH2022**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/18/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Andrew Astor   02) Alisa Lask

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: Proposal 1 is to elect Mr. Astor and Ms. Lask as Class II Directors to hold office until the 2025 Annual Meeting of Stockholders. In his or her discretion, the proxy named on the front of the proxy card is also authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000548094_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

NEPHROS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Nephros, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 7, 2022 and hereby appoints Andrew Astor as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Nephros, Inc., to be held on May 19, 2022 at 9:00 a.m., Eastern Time, via webcast at www.virtualshareholdermeeting.com/NEPH2022 and any adjournment(s) hereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" PROPOSALS 2 AND 3. THIS PROXY WILL ALSO BE VOTED IN THE DISCRETION OF THE PROXY AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

0000548094_2 R1.0.0.24

Continued and to be signed on reverse side